SUPPLEMENT DATED FEBRUARY 26, 2020 TO
THE PROSPECTUS DATED SEPTEMBER 1, 2019 (as supplemented)
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective February 28, 2020 (the "Effective Date"), JPMorgan Securities Inc., the Fund's index provider, will change the minimum weight of a country in the J.P. Morgan GBI-EM Global Core Index, the Fund's benchmark index. Accordingly, on the Effective Date, the Fund's Prospectus is supplemented as follows:

The section of the Prospectus entitled "Additional Information About the Funds' Investment Strategies and Risks--Risks of Investing in the Funds--Special Risk Considerations of Investing in Chinese Issuers" is hereby deleted in its entirety and replaced with the following:

Special Risk Considerations of Investing in Chinese Issuers. (VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural or other disasters, such as the recent coronavirus outbreak, and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The section of the Prospectus entitled "J.P. Morgan GBI-EM Global Core Index" is hereby deleted in its entirety and replaced with the following:

The Emerging Markets Global Core Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Global Core Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. The Index Provider selects bonds from emerging market countries that are fixed-rate, domestic currency government bonds with greater than 13 months to maturity.

Countries eligible for inclusion in the Emerging Markets Global Core Index are countries that either meet the GNI per capita-based Index Income Ceiling ("IIC") criterion or the PPP-based Index PPP Ratio ("IPR") criterion. J.P. Morgan defines the IIC as the GNI per capital level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. An existing country may be considered for removal from the index if its GNI per capita is above the Index Income Ceiling (IIC) for three consecutive years and the country’s long term foreign currency sovereign credit rating (the available ratings from all three major rating agencies: is A- /A3/A- (inclusive) or above for three consecutive years. The IPR is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which tracks the changes to the World IPR. IPR = GDP (current prices, USD) / GDP (current prices, PPP dollars) * 100. IPR criterion states that a country’s IPR should be below the EM threshold for three consecutive years, to be eligible. Changes in country eligibility may warrant the re-categorization of countries into and out of the Emerging Markets Global Core Index.

The Emerging Markets Global Core Index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility, unless such regulatory or tax hurdles significantly hinder an investor’s ability to replicate the Emerging Markets Global Core Index.

Countries in the Emerging Markets Global Core Index are subject to a maximum weight of 10% and a minimum weight of 1% to 3% depending on the amount of the country’s eligible debt outstanding. The Emerging Markets Global Core Index is rebalanced monthly.

Please retain this supplement for future reference.